EX 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Buckeye Technologies Inc. (“Buckeye”) on Form 10-K for the fiscal year ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven G. Dean, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Buckeye.

Dated this 29th day of August 2011

/s/ Steven G. Dean
Steven G. Dean
Senior Vice President and Chief Financial Officer